Exhibit 10.69

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

May 16, 2011

Reference is hereby made to the Registration Rights Agreement, dated as of May 16, 2011 (the “Registration Rights Agreement”), by and among Eagle Parent, Inc. (the “Company”) and the Initial Purchasers named therein concerning the sale by the Company to the Initial Purchasers of $465.0 million aggregate principal amount of the Company’s 8 5/8% Senior Notes due 2019 (the “Securities”). Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder of the Guarantor. Epicor Software Corporation, a Delaware corporation, Activant Group Inc., a Delaware corporation, and each of their respective subsidiaries (each a “Guarantor” and together, the “Guarantors”), hereby agree to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if each was originally named as “Guarantors” therein and as if each such party executed the Registration Rights Agreement on the date thereof.

2. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

3. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

4. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

5. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

ACTIVANT GROUP INC., as a Guarantor

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

ACTIVANT SOLUTIONS INC., as a Guarantor

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

ACTIVANT INTERNATIONAL HOLDINGS, INC., as a Guarantor

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

HM COOP LLC, as a Guarantor

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

EPICOR SOFTWARE CORPORATION, as a Guarantor

By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	Senior Vice President, General Counsel & Secretary

SPECTRUM HUMAN RESOURCE SYSTEMS CORPORATION, as a Guarantor

By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	President

CRS RETAIL SYSTEMS, INC., as a Guarantor

By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	President